EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTUVE OFFICER

PURSUANT TO 18 U.S.C.  SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Steve Rubakh, Chief Executive Officer and Chief Financial Officer of EMS Find, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the year ended June 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2016	By:	/s/ Steve Rubakh
Chief Executive Officer and Principal Accounting Officer
(Principal Executive Officer)